UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2019

Ensco plc

(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Chesterfield Gardens

London, England W1J 5BQ

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ensco plc 2018 Long-Term Incentive Plan Form of Awards for Executive Officers

Ensco plc (the “Company”) maintains the Ensco plc 2018 Long-Term Incentive Plan (the “Plan”), which was approved by shareholders at the Company’s Annual General Meeting of Shareholders on May 21, 2018.  The Plan provides for the grant of options, restricted shares, restricted share units, share appreciation rights, other share-based awards, cash awards, dividend equivalent rights, and performance-based awards. The Company’s directors, consultants, officers, and employees, in addition to those of its subsidiaries, are eligible to participate in the Plan.

On March 6, 2019, the Compensation Committee of the Board of Directors of the Company (the “Committee”) adopted and approved forms of time-based Restricted Share Unit Award Agreement for grants under the Plan to executive officers and the Chief Executive Officer of the Company and forms of  Performance Unit Award Agreement for grants under the Plan to executive officers and the Chief Executive Officer of the Company, which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K.

In accordance with the terms of the Plan, the Committee will determine, on a grant-by-grant basis, the number of Class A ordinary shares of the Company, nominal value U.S.$0.10 per share that may be subject to the restricted share units granted under the new forms of restricted share unit award agreements, the cash amounts that may become payable under the new forms of performance unit award agreements and the applicable vesting schedules.

The foregoing description does not purport to be a complete statement of the terms or conditions of the forms of agreement filed herewith and the above description is qualified in its entirety by reference to Exhibits 10.1, 10.2, 10.3 and 10.4, which are hereby incorporated by this reference.

Executive Officer Retirement

On March 5, 2019, the Company announced that Steven J. Brady will retire from his position as Senior Vice President — Eastern Hemisphere of the Company, effective upon the closing of the pending transaction to effect a combination between the Company and Rowan Companies plc.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Ensco plc 2018 Long-Term Incentive Plan Restricted Share Unit Award Agreement (Executives)
10.2	Form of Ensco plc 2018 Long-Term Incentive Plan Restricted Share Unit Award Agreement (CEO)
10.3	Form of Ensco plc 2018 Long-Term Incentive Plan Performance Unit Award Agreement (Executives)
10.4	Form of Ensco plc 2018 Long-Term Incentive Plan Performance Unit Award Agreement (CEO)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2019	Ensco plc

/s/ Michael T. McGuinty
Michael T. McGuinty
Senior Vice President - General Counsel and Secretary